UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 19, 2005


                                 NCT Group, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                      0-18267                   59-2501025
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


20 Ketchum Street, Westport, CT                                      06880
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number including area code:              (203) 226-4447
                                                                ----------------




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 19, 2005, the board of directors of NCT Group, Inc. ("NCT") increased the number of directorships on the board from five to seven and elected Stephan Carlquist, 49, and Robert N. Rose, 54, to fill the newly created vacancies on the board effective October 19, 2005 and for a term expiring at NCT's 2006 annual meeting of stockholders or until their successors are elected and duly qualified. The board also appointed Mr. Carlquist to serve on its audit and compensation committees. Messrs. Carlquist and Rose were each granted options to purchase 6 million shares of NCT's common stock at an exercise price of $0.006 per share, the fair market value of NCT's common stock on the date of grant.

Mr. Carlquist is currently the Chief Executive Officer of Xynteo Ltd., a strategic advisor to global companies. Mr. Carlquist was formerly the President of Electrolux IT Solutions. Mr. Carlquist previously served on NCT's board of directors from 1997 to 1999.

Robert N. Rose is currently Senior Managing Director at Bear, Stearns & Co. Inc., where he manages institutional sales and marketing activities for a wide range of financial products and services. Previously, Mr. Rose was Managing
Director of Credit Agricole Futures, Inc.'s New York office and a Senior Vice President at Lehman Brothers.

In July 2005, NCT's wholly owned subsidiary, Artera Group, Inc., engaged Bear, Stearns & Co. Inc. to serve as its exclusive financial advisor with respect to Artera Group's strategic alternatives.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  NCT GROUP, INC.


                                                  By:  /s/ Cy E. Hammond
                                                       -----------------------
                                                       Cy E. Hammond
                                                       Senior Vice President and
                                                       Chief Financial Officer


Date:  October 24, 2005


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